                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ) January 16, 1998
                                                         ----------------

                          Mack-Cali Realty Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                 1-13274               22-3305147
--------------------------------------------------------------------------------
(state or other jurisdiction     (Commission            (IRS Employer
     or incorporation)           File Number)           Identification Number)


                 11 Commerce Drive, Cranford , New Jersey 07016
--------------------------------------------------------------------------------


       Registrant's telephone number, including area code  (908) 272-8000
                                                           --------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5, Other Events
--------------------
In addition to the acquisition of 54 office properties from the Mack Company and Patriot American Office Group on December 11, 1997 (which is more fully described in the Form 8-K, dated December 11, 1997, and is being incorporated herein by reference), during the period November 19, 1997 through January 16, 1998, Mack-Cali Realty Corporation and subsidiaries (the "Company") acquired three separate office buildings through three individual transactions with separate, unrelated sellers (to be collectively referred to as the "Completed Acquisitions"). The Company also intends to acquire through three individual transactions with separate, unrelated sellers: (a) an individual office property, (b) a 22-property office/flex portfolio and (c) a vacant office property. The Company also intends to acquire developable land with a "build-to-suit" lease arrangement. The four transactions are to be collectively referred to as the "Probable Transactions". The Completed Acquisitions and the Probable Transactions are to be hereinafter collectively referred to as the "Reported Events".

The following is a brief description of the Completed Acquisitions:

On November 19, 1997, the Company acquired 1000 Madison Avenue ("The Trooper Building"), a 100,655 square-foot office building located in Lower Providence Township, Montgomery County, Pennsylvania. The property was acquired for approximately $14.2 million, which was made available from the Company's cash reserves.

On December 19, 1997 the Company acquired 100 Overlook Center ("Princeton Overlook"), a 149,600 square-foot office building, and a 20-acre land parcel zoned for an additional 149,600 square feet of office development, located in Princeton, Mercer County, New Jersey. The property was acquired for approximately $27.1 million, which was funded by the issuance of 41,421 Common Units in Mack-Cali Realty, L.P. (the Operating Partnership), with a value at closing of $1.6 million, with the remaining cash portion made available from drawing on one of the Company's credit facilities.

Additionally, on December 19, 1997, the Company acquired 200 Concord Plaza Drive ("Concord Plaza"), a 248,700 square-foot office building located in San Antonio, Bexar County, Texas. The property was acquired for approximately $34.1 million, which was made available from drawing on one of the Company's credit facilities.

The following is a brief description of the Probable Transactions:

The Company has entered into a contract to acquire 500 West Putnam Avenue ("500 West Putnam"), a 121,250 square-foot office building located in Greenwich, Fairfield County, Connecticut. The property is to be acquired for a total cost of approximately $20.1 million, $8 million of which is to be funded from drawing on one of the Company's credit facilities, as well as the assumption of mortgage debt with an estimated present value of approximately $12.1 million (the "West Putnam Mortgage"), with an effective annual interest rate of 6.52 percent.

The Company has entered into a separate contract to acquire a 21-building office/flex portfolio, aggregating approximately 948,060 square feet, with an option to purchase another 88,000 square foot office/flex property, all located in the Moorestown West Corporate Center in Moorestown, Burlington County, New Jersey and in Bromly Commons in Burlington, Burlington County, New Jersey. The initial 21 properties are to be acquired for a total cost of approximately $60.4 million, with the option property to be purchased upon completion of construction and required lease-up for approximately $3.7 million (the total of 22 properties, including the option property, to be collectively referred to hereinafter as the "McGarvey Portfolio"). The contract also allows the Company to acquire up to six additional office/flex properties totaling 202,000 square feet upon their development and lease-up. The initial transaction is to be funded primarily from drawing on one of the Company's credit facilities, as well as the assumption of an aggregate of mortgage debt with an estimated present value of approximately $15.1 million (the "McGarvey Mortgages"). The McGarvey Mortgages currently have a weighted average annual effective interest rate of 6.21 percent and are secured by eight of the office/flex properties being acquired.

The Company also has entered into a separate contract to acquire 2115 Linwood Avenue ("2115 Linwood"), a 68,000 square-foot vacant office building located in Fort Lee, Bergen County, New Jersey. The vacant building is expected to be acquired for approximately $5.1 million, with funds made available from drawing on one of the Company's credit facilities.

Finally, the Company has entered into a contract to acquire 10 acres of vacant land at 650 West Avenue ("650 West") in the Stamford Executive Park, located in Stamford, Fairfield County, Connecticut for $1.4 million, which will be funded from drawing on one of the Company's credit facilities. The vacant land, on which the Company plans to develop a 40,000 square-foot office/flex property, is to be acquired from RMC Development Co., LLC, the "residual" company remaining after the Company's acquisition of 65 properties from the Robert Martin Company in January 1997. In conjunction with the proposed acquisition of the developable land, the Company has signed a 15-year lease, on a triple-net basis, with Davidoff of Geneva to occupy the entire property to be developed. This "build-to-suit" lease arrangement is contingent upon the Company completing the acquisition of the vacant land.

Further information regarding the Completed Acquisitions and the Probable Transactions is attached on SCHEDULE A.

Each of the Completed Acquisitions and the Probable Transactions was, or will be, pursuant to individual agreements for the sale and purchase of each property between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties include their historical and expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly funds from operations) and the ability to sustain and potentially increase its distributions to Company stockholders, and other factors. The Company takes into consideration capitalization rates at which it believes other comparable office buildings had recently sold, but determined the price it is willing to pay primarily on the factors discussed above relating to the properties themselves and their fit with the Company's operations. No separate independent appraisals were, or will be, obtained in connection with the acquisition of properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

Item 7, Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(a)     Financial Statements
        --------------------
        The Statements of Revenue and Certain Expenses included in this report encompass the following:

        . Audited Statement of Revenue and Certain Expenses for The Trooper Building for the year ended December 31, 1996 and unaudited interim financial information for the nine months ended September 30, 1997,

        . Audited Statement of Revenue and Certain Expenses for Princeton Overlook for the year ended December 31, 1996 and unaudited interim financial information for the nine months ended September 30, 1997,

        . Audited Statement of Revenue and Certain Expenses for Concord Plaza for the year ended December 31, 1996 and unaudited interim financial information for the nine months ended September 30, 1997,

        . Audited Statement of Revenue and Certain Expenses for 500 West Putnam for the year ended December 31, 1996 and unaudited interim financial information for the nine months ended September 30, 1997, and

        . Audited Statement of Revenue and Certain Expenses for the McGarvey Portfolio for the year ended December 31, 1996 and unaudited interim financial information for the nine months ended September 30, 1997.

(b)  Pro Forma Financial Information (unaudited)
     -------------------------------------------
     Unaudited pro forma financial information for the Company is presented as follows:

        .    Condensed consolidated balance sheet as of September 30, 1997.

        . Condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996.

        . Estimated twelve-month pro forma statement of taxable net operating income and operating funds available for the twelve months ended September 30, 1997.

(c)  Exhibits
     --------

     10.125 - Purchase and Sale Agreement dated November 19, 1997 between The Trooper Partnership, LTD. and Cali Realty Acquisition Corporation.

                                                                     SCHEDULE A:

                          MACK-CALI REALTY CORPORATION
                           Summary of Reported Events


                                    DATE
                                  ACQUIRED        TOTAL      % OCCUPIED                  INITIAL
                                     (if          SQUARE       AS OF                     COST TO       PRINCIPAL TENANTS
                                transaction        FEET       DECEMBER       YEAR        COMPANY      (based on percentage of
         PROPERTY                completed)                   31, 1997    COMPLETED   (in thousands)     property leased)
--------------------------------------------------------------------------------------------------------------------------------
The Trooper Building             11/19/97          100,655          97%       1990        $ 14,173    Reality Online Inc. (37%),
1000 Madison Avenue                                                                                    First Chicago National
Lower Providence,                                                                                            Bank (21%),
Montgomery County,                                                                                       Danka Corp. (14%),
Pennsylvania                                                                                             Seton Company (12%)
--------------------------------------------------------------------------------------------------------------------------------
Princeton Overlook               12/19/97          149,600        99.0%       1988        $ 27,100          Novo Nordisk
100 Overlook Center,                                                                                    Pharmaceutical (24%),
Princeton,                                                                                               Xerox Corp. (24%),
Mercer County,                                                                                        Hydrocarbon Research Inc.
New Jersey                                                                                                     (14%),
                                                                                                        Hannoch Weisman (10%)
--------------------------------------------------------------------------------------------------------------------------------
Concord Plaza                    12/19/97          248,700          98%       1986        $ 34,100      Colorado Sports Club
200 Concord Plaza Drive,                                                                                   Venture (22%),
San Antonio,                                                                                          Merrill Lynch & Co (12%)
Bexar County,
Texas
--------------------------------------------------------------------------------------------------------------------------------
500 West Putnam                  Pending           121,250         100%       1973        $ 20,121    Hachette Magazines, Inc.
500 West Putnam Ave.                                                                                           (27%),
Greenwich,                                                                                             Great Brands of Europe
Fairfield County,                                                                                              (12%),
Connecticut                                                                                            Winklevoss Consultants,
                                                                                                             Inc. (12%),
                                                                                                      Orthopaedics Associates,
                                                                                                             P.C. (11%)
--------------------------------------------------------------------------------------------------------------------------------
McGarvey Portfolio               Pending         1,036,060   97%(a)           1985        $ 64,105      Color Graphics (6%),
(22 Properties)                                                             to                              Stanfas (5%),
Moorestown & Burlington,                                                      1997                         C.S.C. (5%)(a)
Burlington County,
New Jersey(a)
--------------------------------------------------------------------------------------------------------------------------------
2115 Linwood                     Pending            68,000    Vacant          1981        $  5,050               N/A
2115 Linwood Ave.
Fort Lee,
Bergen County,
New Jersey
--------------------------------------------------------------------------------------------------------------------------------
650 West                         Pending      Developable    N/A(b)         N/A(b)        $  1,411    Davidoff of Geneva (100%)
650 West Ave.                                     Land                                                           (b)
Stamford,
Fairfield County,
Conneticut(b)
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL                                           1,724,265                                $166,060
================================================================================================================================

(a) The McGarvey Portfolio is comprised of 21 office/flex properties, as well as an 88,000 square-foot office/flex "option" property, which the Company will acquire once constructed and leased up. The option property was excluded for purposes of the "percent occupied" calculation.

(b) 650 West is developable land on which the Company plans to develop a 40,000 square-foot office/flex property, for which it has a signed lease with Davidoff of Geneva for the entire space.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Mack-Cali Realty Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MACK-CALI REALTY CORPORATION



January 16, 1998                By:  /s/ Thomas A. Rizk
                                   --------------------------------
                                   Thomas A. Rizk
                                   Chief Executive Officer


January 16, 1998                By:  /s/ Barry Lefkowitz
                                   --------------------------------
                                   Barry Lefkowitz
                                   Executive Vice President and
                                   Chief Financial Officer

--------------------------------------------------------------------------------
                         MACK-CALI REALTY CORPORATION
                        Index to Financial Information


                                                                            Page
                                                                            ----
THE TROOPER BUILDING
  Report of Independent Accountants..........................................
    Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1996.........................................
    The Nine Months Ended September 30, 1997 (unaudited).....................
   Notes to Statements of Revenue and Certain Expenses.......................

PRINCETON OVERLOOK
  Report of Independent Accountants..........................................
    Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1996.........................................
    The Nine Months Ended September 30, 1997 (unaudited)
   Notes to Statements of Revenue and Certain Expenses.......................

CONCORD PLAZA
  Report of Independent Accountants..........................................
    Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1996.........................................
    The Nine Months Ended September 30, 1997 (unaudited).....................
   Notes to Statements of Revenue and Certain Expenses.......................

500 WEST PUTNAM
  Report of Independent Accountants..........................................
    Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1996.........................................
    The Nine Months Ended September 30, 1997 (unaudited).....................
   Notes to Statements of Revenue and Certain Expenses.......................

McGARVEY PORTFOLIO
  Report of Independent Accountants..........................................
    Statements of Revenue and Certain Expenses for:
    The Year Ended December 31, 1996.........................................
    The Nine Months Ended September 30, 1997 (unaudited).....................
   Notes to Statements of Revenue and Certain Expenses.......................

MACK-CALI REALTY CORPORATION
  Pro Forma (unaudited):
  Condensed Consolidated Balance Sheet as of September 30, 1997..............
  Condensed Consolidated Statements of Operations for the Nine...............
    Months Ended September 30, 1997 and for the Year Ended
    December 31, 1996........................................................
  Estimated Twelve-Month Pro Forma Statement of Taxable Net
    Operating Income and Operating Funds Available for
    the Twelve Months September 30, 1997.....................................

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------



To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


  We have audited the accompanying Statement of Revenue and Certain Expenses for the Property known as the Trooper Building, for the year ended December 31, 1996. The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of The Trooper Building's revenues and expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for The Trooper Building, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles ("GAAP").



                  /s/ Schonbraun, Safris, Sternlieb & Co., L.L.C.
                  ------------------------------------------------------
                      SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                              Certified Public Accountants



Roseland, New Jersey
November 21, 1997

                             THE TROOPER BUILDING
                             --------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------




Revenues
  Base rents (Note 3)                                              $  967,408
  Escalations and recoveries from tenants                             368,789
                                                                   ----------
                                                                    1,336,197
                                                                   ----------

Certain Expenses
  Real estate taxes                                                   114,490
  Utilities                                                           238,647
  Operating services                                                  180,558
  General and administration (Note 4)                                  35,892
                                                                   ----------
                                                                      569,587
                                                                   ----------

Revenue in excess of certain expenses                              $  766,610
                                                                   ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                              THE TROOPER BUILDING
                              --------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------



1.   ORGANIZATION AND OPERATION OF PROPERTY
     --------------------------------------

     For the purpose of the accompanying statement of revenue and certain expenses, The Trooper Building (the "Property") is an office building located in Lower Providence Township, Montgomery County, Pennsylvania which was acquired by a subsidiary of Mack-Cali Realty Corporation, (the "Company").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     a. Basis of Presentation
        ---------------------

        The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

        The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     b. Use of Estimates
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     c. Revenue Recognition
        -------------------

        Base rents are recognized on a straight-line basis over the term of the respective lease.

3.   LEASES
     ------

     Leases for the Property have various remaining lease terms of up to six years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of real estate taxes and operating expenses over base year amounts.

                             THE TROOPER BUILDING
                             --------------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------



3.   LEASES (Continued)
     ------

     Future minimum rents to be received over the next six years from tenants as of December 31, 1996 are as follows:

               1997                           $1,567,052
               1998                            1,640,335
               1999                            1,659,266
               2000                            1,408,014
               2001                            1,303,641
               2002                              366,477
                                              ----------
                                              $7,944,785
                                              ==========


     For the year ended December 31, 1996, three tenants made up 76.8% of base rents, comprised of: Reality Online (36.1%), First Chicago National Bank (25.9%), and Allstate Insurance (14.8%).

     For the nine months ended September 30, 1997, four tenants made up 92.8% of base rents, comprised of: Reality Online (53.3%), First Chicago National Bank (15.9%), Allstate Insurance (12.1%) and Seton Corporation (11.5%).

4.   GENERAL AND ADMINISTRATIVE EXPENSES
     -----------------------------------

     The Property incurred management fees based on three percent of base rent received which totaled $24,411 for the year ended December 31, 1996, $25,277 for the nine months ended September 30, 1997.

5.   INTERIM STATEMENTS
     ------------------

     The interim financial data for the nine months ended September 30, 1997 is unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                             THE TROOPER BUILDING
                              --------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  --------------------------------------------
                                  (Unaudited)



Revenue
  Base rents (Note 3)                                           $1,180,656
  Escalations and recoveries from tenants                          456,959
                                                                ----------
                                                                 1,637,615
                                                                ----------

Certain Expenses
  Real estate taxes                                                 91,853
  Utilities                                                        196,883
  Operating services                                               155,150
  General and administrative (Note 4)                               49,255
                                                                ----------
                                                                   493,141
                                                                ----------

Revenue in excess of certain expenses                           $1,144,474
                                                                ==========



The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------



To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey


  We have audited the accompanying Statement of Revenue and Certain Expenses for the property known as Princeton Overlook, for the year ended December 31, 1996. The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of Princeton Overlook's revenues and expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Princeton Overlook, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles ("GAAP").



                        /s/ Schonbraun, Safris, Sternlieb & Co., L.L.C.
                        ------------------------------------------------
                             SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                                        Certified Public Accountants



Roseland, New Jersey
October 15, 1997

                               PRINCETON OVERLOOK
                               ------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

Revenue
  Base rents (Note 3)                                           $3,268,034
  Escalations and recoveries from tenants                          226,276
                                                                ----------
                                                                 3,494,310
                                                                ----------

Certain expenses
  Real estate taxes                                                473,396
  Utilities                                                        243,866
  Operating services                                               352,985
  General and administrative (Note 4)                              151,211
                                                                ----------
                                                                 1,221,458
                                                                ----------

Revenue in excess of certain expenses                           $2,272,852
                                                                ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                               PRINCETON OVERLOOK
                               ------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------



1.   ORGANIZATION AND OPERATION OF PROPERTY
     --------------------------------------

     For the purpose of the accompanying statement of revenue and certain expenses, Princeton Overlook (the "Property") is an office building located in Princeton, Mercer County, New Jersey which was acquired by a subsidiary of Mack-Cali Realty Corporation, (the "Company").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     a.   Basis of Presentation
          ---------------------

          The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

          The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     b.   Use of Estimates
          ----------------

          The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     c.   Revenue Recognition
          -------------------

          Base rents are recognized on a straight-line basis over the term of the respective lease.

3.   LEASES
     ------

     Leases for the Property have various remaining lease terms of up to seven years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents the leases provide for the tenants to pay a portion of real estate taxes and operating expenses in excess of base year amounts.

                               PRINCETON OVERLOOK
                               ------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------



3.   LEASES (Continued)
     ------

     Future minimum rents to be received over the next five years from tenants as of December 31, 1996 are as follows:

               1997         $ 3,768,529
               1998           3,610,455
               1999           3,411,623
               2000           1,797,483
               2001              93,249
                             ----------

                            $12,681,339
                            ===========

     For the year ended December 31, 1996, four tenants contributed 71.7 percent of base rents. For the nine months ended September 30, 1997 (unaudited), four tenants contributed 71.7 percent of base rents.

     Hannock Weisman contributed 10.0 percent of base rents for the year ended December 31, 1996, and the nine months ended September 30, 1997 (unaudited).

     Squib Novo contributed 25.8 percent of base rents for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited).

     Xerox Corporation contributed 23.9 percent of base rents for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited).

     Hydrocarbon Research contributed 12.0 percent of base rents for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited).

4.   GENERAL AND ADMINISTRATIVE
     --------------------------

     The Property incurred management fees based on three percent of revenues received which totaled $145,466 for the year ended December 31, 1996 and $111,287 for the nine months ended September 30, 1997 (unaudited). Effective June 1, 1997, management fees increased to five percent of revenues received.

                               PRINCETON OVERLOOK
                               ------------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------



5.   INTERIM STATEMENTS
     ------------------

     The interim financial data for the nine months ended September 30, 1997 and the nine months ended September 30, 1997 are unaudited; however, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

 The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                               PRINCETON OVERLOOK
                               ------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  --------------------------------------------
                                  (Unaudited)


Revenue
  Base rents (Note 3)                                         $2,455,302
  Escalations and recoveries from tenants                        217,625
                                                              ----------
                                                               2,672,927
                                                              ----------

Certain expenses
  Real estate taxes                                              371,591
  Utilities                                                      177,526
  Operating services                                             266,248
  General and administrative (Note 4)                            126,089
                                                              ----------
                                                                 941,454
                                                              ----------

Revenue in excess of certain expenses                         $1,731,473
                                                              ==========



The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------



To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey

  We have audited the accompanying Statement of Revenue and Certain Expenses for the property known as Concord Plaza, for the year ended December 31, 1996. The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of Concord Plaza's revenues and expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Concord Plaza, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles ("GAAP").



                   /s/ Schonbraun, Safris, Sternlieb & Co., L.L.C.
                  -------------------------------------------------------
                        SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                                   Certified Public Accountants



Roseland, New Jersey
November 18, 1997

                                 CONCORD PLAZA
                                 -------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------



Revenue
  Base rents (Note 3)                                          $3,530,492
  Escalations and recoveries from tenants                         610,787
  Other income                                                    126,392
                                                               ----------
                                                                4,267,671
                                                               ----------

Certain Expenses
  Real estate taxes                                               575,223
  Utilities                                                       253,540
  Operating services                                              635,729
  General and administrative (Note 4)                             204,509
                                                               ----------
                                                                1,669,001
                                                               ----------

Revenue in excess of certain expenses                          $2,598,670
                                                               ==========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                 CONCORD PLAZA
                                 -------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------


1.   ORGANIZATION AND OPERATION OF PROPERTY
     --------------------------------------

     For the purpose of the accompanying statement of revenue and certain expenses, Concord Plaza (the "Property") is an office building located in San Antonio, Bexar County, Texas which was acquired by a subsidiary of Mack-Cali Realty Corporation, (the "Company").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     a.   Basis of Presentation
          ---------------------

          The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

          The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     b.   Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     c.   Revenue Recognition
          -------------------

          Base rents are recognized on a straight-line basis over the term of the respective lease.

3.   LEASES
     ------

     Leases for the Property have various remaining lease terms of up to eleven years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay a portion of real estate taxes and operating expenses in excess of base year amounts.

                                 CONCORD PLAZA
                                 -------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------


3.   LEASES (Continued)
     ------

     Future minimum rents to be received over the next five years and thereafter from tenants as of December 31, 1996 are as follows:

                           1997          $ 3,644,177
                           1998            3,701,682
                           1999            3,483,403
                           2000            3,253,209
                           2001            2,610,607
                           Thereafter      5,768,059
                                         -----------
                                         $22,461,137
                                         ===========

     For the year ended December 31, 1996, three tenants make up 40.77% of the base straight-line rents comprised of: Merrill, Lynch, Pierce, Fenner and Smith, Inc. (13.88%), Harte Hanks Communications, Inc. (11.08%) and Colorado Club Sports Venture, L.L.C. (15.81%).

     For the nine months ended September 30, 1997, three tenants make up 42.59% of the base straight-line rents comprised of: Merrill, Lynch, Pierce, Fenner and Smith, Inc. (14.50%), Harte Hanks Communications, Inc. (11.57%) and Colorado Club Sports Venture, L.L.C. (16.52%) (unaudited).

4.   GENERAL AND ADMINISTRATIVE EXPENSES
     -----------------------------------

     The Property incurred management fees based on 2.9 percent of gross rents and other income received which totaled $129,485 for the year ended December 31, 1996 and $100,773 for the nine months ended September 30, 1997 (unaudited).

5.   INTERIM STATEMENTS
     ------------------

     The interim financial data for the nine months ended September 30, 1997 are unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                                 CONCORD PLAZA
                                 -------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 --------------------------------------------
                                  (unaudited)
                                  -----------


Revenue
  Base rents (Note 3)                                              $2,902,817
  Escalations and recoveries from tenants                             379,525
  Other income                                                         95,162
                                                                   ----------
                                                                    3,377,504
                                                                   ----------
Certain Expenses
  Real estate taxes                                                   463,955
  Utilities                                                           197,266
  Operating services                                                  429,916
  General and administrative (Note 4)                                 134,654
                                                                   ----------
                                                                    1,225,791
                                                                   ----------

Revenue in excess of certain expenses                              $2,151,713
                                                                   ==========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey

  We have audited the accompanying statement of revenue and certain expenses for the property known as 500 West Putnam for the year ended December 31, 1996. The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of Concord Plaza's revenues and expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for 500 West Putnam, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles ("GAAP").



                  /s/ Schonbraun, Safris, Sternlieb & Co., L.L.C.
                  --------------------------------------------------------------
                  SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                                  Certified Public Accountants

Roseland, New Jersey
December 22, 1997

                                500 WEST PUTNAM
                                ---------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

Revenue
 Base rents (Note 3)                                                $2,043,659
 Escalations and recoveries from tenants                               477,289
                                                                    ----------
                                                                     2,520,948
                                                                    ----------
Certain Expenses
 Real estate taxes                                                     163,925
 Utilities                                                             271,077
 Operating services                                                    314,070
 General and administrative (Note 4)                                   147,318
                                                                    ----------
                                                                       896,390
                                                                    ----------

Revenue in excess of certain expenses                               $1,624,558
                                                                    ==========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                                500 WEST PUTNAM
                                ---------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------


1.   ORGANIZATION AND OPERATION OF PROPERTY
     --------------------------------------

     For the purpose of the accompanying statement of revenue and certain expenses, 500 West Putnam (the "Property") is an office building located in Greenwich, Fairfield County, Connecticut which is expected to be acquired by a subsidiary of Mack-Cali Realty Corporation, (the "Company").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     a.   Basis of Presentation
          ---------------------

          The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

          The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     b.   Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     c.   Revenue Recognition
          -------------------

          Base rents are recognized on a straight-line basis over the term of the respective lease.

3.   LEASES
     ------

     Leases for the Property have various remaining lease terms of up to thirteen years with options to certain tenants for renewal. Minimum rental amounts for certain leases increase as set forth under the terms of each lease. In addition to base rents, the leases provide for the tenants to pay their proportionate share of real estate taxes and operating expenses over base year amounts.

                                500 WEST PUTNAM
                                ---------------

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
              --------------------------------------------------


3.   LEASES (Continued)
     ------

     Future minimum rents to be received over the next five years and thereafter from tenants as of December 31, 1996 are as follows:

                           1997          $ 2,268,461
                           1998            2,271,990
                           1999            2,258,878
                           2000            2,000,824
                           2001            1,299,182
                           Thereafter      6,873,077
                                         -----------
                                         $16,972,412
                                         ===========


     For the year ended December 31, 1996, four tenants contributed 69.42 percent of base straight-line rents comprised of: Orthopaedic Associates, P.C. (12.88%), Hachette Magazines, Inc. (26.93%), Great Brands of Europe (17.29%) and Winklevoss Consultants, Inc. (12.32%).

     For the nine months ended September 30, 1997, four tenants contributed
     62.08 percent of base straight-line rents comprised of: Orthopaedic Associates, P.C. (11.52%), Hachette Magazines , Inc. (24.08%), Great Brands of Europe (15.46%) and Winklevoss Consultants, Inc. (11.02%).

4.   GENERAL AND ADMINISTRATIVE
     --------------------------

     The Property incurred management fees of approximately 5 percent and 6 percent for 1996 and the nine months ended September 30, 1997, respectively, which amounted to $118,596 for the year ended December 31, 1996, and $117,864 for the nine months ended September 30, 1997.

5.   INTERIM STATEMENTS
     ------------------

     The interim financial data for the nine months ended September 30, 1997 is unaudited. However, in the opinion of the Property's management, the interim financial data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                                500 WEST PUTNAM
                                ---------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  --------------------------------------------
                                  (unaudited)
                                  -----------



Revenue
  Base rents (Note 3)                                             $1,713,789
  Escalations and recoveries from tenants                            401,612
                                                                  ----------
                                                                   2,115,401
                                                                  ----------

Certain Expenses
  Real estate taxes                                                  125,856
  Utilities                                                          200,949
  Operating services                                                 265,722
  General and administrative (Note 4)                                139,255
                                                                  ----------
                                                                     731,782
                                                                  ----------

Revenue in excess of certain expenses                             $1,383,619
                                                                  ==========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------



To the Board of Directors and Shareholders of Mack-Cali Realty Corporation
Cranford, New Jersey

  We have audited the accompanying statement of revenue and certain expenses for the properties known as McGarvey Portfolio, for the year ended December 31, 1996. The financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue and certain expenses was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K of Mack-Cali Realty Corporation) and is not intended to be a complete presentation of McGarvey Portfolio revenues and expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for McGarvey Portfolio, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles ("GAAP").



                   /s/ Schonbraun, Safris, Sternlieb & Co., L.L.C.
                  -------------------------------------------------------
                        SCHONBRAUN SAFRIS STERNLIEB & CO., L.L.C.
                                Certified Public Accountants



Roseland, New Jersey
October 10, 1997

                               McGARVEY PORTFOLIO
                               ------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------



Revenue

  Base rents (Note 3)                                            $3,969,052
  Recoveries from tenants                                         1,122,819
                                                                 ----------
                                                                  5,091,871
                                                                 ----------
Certain Expenses
  Real estate taxes                                                 586,455
  Utilities                                                          98,490
  Operating services                                                405,185
  General and administrative (Note 4)                                21,596
                                                                 ----------
                                                                  1,111,726
                                                                 ----------

Revenue in excess of certain expenses                            $3,980,145
                                                                 ==========

The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                               McGARVEY PORTFOLIO
                               ------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------



1.   ORGANIZATION AND OPERATION OF PROPERTY
     --------------------------------------

     For the purpose of the accompanying statement of revenue and certain expenses, McGarvey Portfolio (the "Properties") are 21 office/flex buildings located in southern New Jersey which are expected to be acquired by a subsidiary of Mack-Cali Realty Corporation (the "Company").

     Another property, which is currently being constructed, will be considered an option property to be acquired by the Company subsequent to the acquisition of the 21 original buildings. As this property is not in operation, it was excluded from these statements.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

     a.   Basis of Presentation
          ---------------------

          The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

          The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation of the building and improvements, and amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     b.   Use of Estimates
          ----------------

          The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     c.   Revenue Recognition
          -------------------

          Base rents are recognized on a straight-line basis over the term of the respective lease.

3.   LEASES
     ------

     The Properties are leased to tenants under operating leases with expiration dates through 2009 with options to certain tenants for renewal. Substantially all of the leases provided for annual base rent plus recoveries based upon the tenants proportionate share of increases in real estate taxes and certain operating costs as defined.

                               McGARVEY PORTFOLIO
                               ------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------



3.   LEASES (Continued)
     ------

     Future minimum rents to be received over the next five years and thereafter from tenants as of December 31, 1996 are as follows:

               1997                           $5,031,704
               1998                            4,856,736
               1999                            4,189,320
               2000                            3,780,186
               2001                            2,455,047
               Thereafter                      4,700,744
                                              ----------
                                             $25,013,737
                                             ===========

4.   RELATED PARTY TRANSACTIONS
     --------------------------

     The Properties incurred landscaping and repair and maintenance expenses paid to related parties which totaled $110,512 for the year ended December 31, 1996 and $14,122 for the nine months ended September 30, 1997 (unaudited).

     Related party revenue totaled $92,225 for the ended December 31, 1996 and $55,181 for the nine months ended September 30, 1997 (unaudited).

5.   INTERIM STATEMENTS
     ------------------

     The interim financial data for the nine months ended September 30, 1997 is unaudited. However, in the opinion of management, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the entire fiscal year or any other period.

                               McGARVEY PORTFOLIO
                               ------------------

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES
                   -----------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  --------------------------------------------
                                  (unaudited)
                                  -----------

Revenue
 Base rent (Note 3)                                          $3,716,904
 Recoveries from tenants                                        874,897
                                                             ----------
                                                              4,591,801
                                                             ----------

Certain Expenses
  Real estate taxes                                             466,313
  Utilities                                                     120,797
  Operating services                                            347,938
  General and administrative (Note 4)                            17,670
                                                             ----------
                                                                952,718
                                                             ----------

Revenue in excess of certain expenses                        $3,639,083
                                                             ==========


The accompanying notes are an integral part of this Statement of Revenue and Certain Expenses.

                          MACK-CALI REALTY CORPORATION
           Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                    As of September 30, 1997 (in thousands)

--------------------------------------------------------------------------------
The following unaudited pro forma condensed consolidated balance sheet is presented as if the completion by the Company of the Mack Transaction (as referred to in the Company's Current Report on Form 8-K, dated December 11,
1997 incorporated by reference herein), and the acquisitions of the Trooper Building, Princeton Overlook, Concord Plaza, 500 West Putnam, the McGarvey Portfolio, 2115 Linwood and 650 West had occurred on September 30, 1997. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 1996, the Company's Form 10-Q for the nine months ended September 30, 1997, and the Company's Current Report on Form 8-K (relating to the Mack Transaction), dated December 11, 1997, respectively.

The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the aforementioned acquisition actually occurred on September 30, 1997, nor does it purport to represent the future financial position of the Company.


                                                Pro Forma
                                Unadjusted     Adjustments          Company
                                 Company       for Reported        Pro Forma
ASSETS                          Pro Forma(a)      Events          (unaudited)
--------------------------------------------------------------------------------
Rental property, net             $2,453,729      $166,060(b)        $2,619,789
Cash and cash equivalents             3,409            --                3,409
Unbilled rents receivable            25,617            --               25,617
Deferred charges and other
 assets, net                         18,571            --               18,571
Restricted cash                       6,621            --                6,621
Accounts receivable, net              5,637            --                5,637
Mortgage note receivable              7,250            --                7,250
--------------------------------------------------------------------------------
Total assets                     $2,520,834      $166,060           $2,686,894
================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------
Mortgages and loans payable           $  913,856  $164,436 (c)      $1,078,292
Dividends and distributions payable       20,377        --              20,377
Accounts payable and accrued
 expenses                                 21,711        --              21,711
Accrued interest payable                   2,081        --               2,081
Rents received in advance
   and security deposits                  27,801        --              27,801
--------------------------------------------------------------------------------
Total liabilities                        985,826   164,436           1,150,262
--------------------------------------------------------------------------------
Minority interest of unitholders in
   Operating Partnership                 376,831     1,624 (d)         378,455
--------------------------------------------------------------------------------
Stockholders' equity
   Common stock, $.01 par value              496        --                 496
Other stockholders' equity             1,157,681        --           1,157,681
--------------------------------------------------------------------------------
Total stockholders' equity             1,158,177        --           1,158,177
--------------------------------------------------------------------------------
Total liabilities and stockholders'
 equity                               $2,520,834  $166,060          $2,686,894
================================================================================

See accompanying footnotes on subsequent page.

                          MACK-CALI REALTY CORPORATION
      Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)
                    As of September 30, 1997 (in thousands)
--------------------------------------------------------------------------------

(a) Amounts are incorporated by reference from the Company's Current Report on Form 8-K, relating to the completion of the Mack Transaction and related 1997 Offering, dated December 11, 1997. Reference should be made to the Pro Forma Condensed Consolidated Balance Sheet and related Notes thereto included in such Current Report.

(b) Represents the approximate aggregate cost of the Reported Events, consisting of the acquisitions of the Trooper Building on November 19, 1997 for $14,173, Princeton Overlook on December 19, 1997 for $27,100 and Concord Plaza December 19, 1997 for $34,100, and the proposed acquisitions of 500 West Putnam for $20,121, the McGarvey Portfolio for $64,105, 2115 Linwood for $5,050 and 650 West for $1,411.

(c) Represents the Company's assumption of the McGarvey Mortgages with an estimated present value of $15,085 and the West Putnam Mortgage with an estimated present value of $12,104, as well as the approximate aggregate pro forma drawings on the Company's credit facilities of $137,247, which are to be, and have been used, as the primary means in funding the cash portion of the Reported Events, listed in note (b) above.

(d) Represents the issuance of 41,421 Common Units in the Operating Partnership in connection with the completion of the Princeton Overlook acquisition.

                          MACK-CALI REALTY CORPORATION
      Pro Forma Condensed Consolidated Statement of Operations (unaudited)
                  For the Nine Months Ended September 30, 1997
                      And the Year Ended December 31, 1996
--------------------------------------------------------------------------------

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996
are presented as if each of the following had occurred on January 1, 1996:   (i)
the partial prepayment by the Company of its Initial Mortgage Financing ("Partial Prepayment") in 1996, (ii) the disposition by the Company of its property at 15 Essex Road in Paramus, New Jersey ("Essex Road") in 1996, (iii) the acquisition by the Company of the properties known as 103 Carnegie, Rose Tree, the Mount Airy Road Buildings , Five Sentry Parkway, Harborside, Whiteweld Centre, One Bridge Plaza and Airport Center in 1996, (iv) the net proceeds received by the Company as a result of its common stock offering of 3,450,000 shares on August 13, 1996 (the "August Offering"), (v) the net proceeds received by the Company as a result of its common stock offering of 17,537,500 shares on November 22, 1996 (the "November Offering"), (vi) the completion by the Company of the RM Transaction, (vii) the acquisitions of 1345 Campus Parkway, Westlakes Office Park, the Moorestown Buildings, Shelton Plaza, 200 Corporate and Three Independence in 1997, (viii) the completion by the Company of the Mack Transaction and the 1997 Offering (which are more fully discussed in the Company's Current Report on Form 8-K, dated December 11, 1997 incorporated by reference herein), and (ix) the acquisitions of The Trooper Building, Princeton Overlook and Concord Plaza in 1997, and the pending acquisitions of 500 West Putnam, the McGarvey Portfolio, 2115 Linwood and 650 West (all to be collectively referred to as the "Reported Events").

Such pro forma information is based upon the historical consolidated results of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996, after giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the nine months ended September 30, 1997, in the Company's Form 10-K for the year ended December 31, 1996, and in the Company's Current Report on Form 8-K (relating to the Mack Transaction) dated December 11, 1997.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, not does it purport to represent the Company's results of operations for future periods.

                         MACK-CALI REALTY CORPORATION
           Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1997
                    (in thousands, except per share amount)
--------------------------------------------------------------------------------
                                  (unaudited)


                                 Unadjusted     Pro Forma Adj.
                                   Company      for Reported    Company
REVENUES                         Pro Forma (b)     Events      Pro Forma
--------------------------------------------------------------------------------
Base rents                         $259,592      $12,385 (a)    $271,977
Escalations and recoveries
 from tenants                        36,370        2,331 (a)      38,701
Parking and other                    11,900           95 (a)      11,995
Interest income                       1,312           --           1,312
--------------------------------------------------------------------------------
Total revenues                      309,174       14,811         323,985
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Real estate taxes                    31,813        1,520 (a)      33,333
Utilities                            24,466          894 (a)      25,360
Operating services                   37,320        1,465 (a)      38,785
General and administrative           16,254          467 (a)      16,721
Depreciation and
 amortization                        44,134        2,396 (a)      46,530
Interest expense                     47,816        8,014 (c)      55,830 (c)
--------------------------------------------------------------------------------
Total expenses                      201,803       14,756         216,559
--------------------------------------------------------------------------------
Income before minority
 interest                           107,371           55         107,426
Minority interest                    22,073           70 (d)      22,143 (d)
--------------------------------------------------------------------------------
Net income                         $ 85,298         ($15)       $ 85,283
================================================================================

Weighted average common
 shares outstanding                  49,668                       49,668 (e)
                                     ------                       ------

Net income per common share (f)      $ 1.72                       $ 1.72
                                     ------                       ------

                          MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1997
                                 (in thousands)
--------------------------------------------------------------------------------

(a) Reflects:

Revenues and expenses for the Reported Events for the nine months ended September 30, 1997, as follows:

                                                                        Real
                        Date              Base     Escalations/ Other  Estate            Operating   General and
Property (1)          Acquired           Rents (2) Recoveries  Income  Taxes  Utilities  Services  Administrative  Depreciation (3)
------------------------------------------------------------------------------------------------------------------------------------
The Trooper Building  November 19, 1997  $ 1,181    $  457       --   $   92     $197    $  155        $ 49           $  213
Princeton Overlook    December 19, 1997    2,813       218       --      372      178       266         126              407
Concord Plaza         December 19, 1997    2,822       379      $95      464      197       430         135              512
500 West Putnam       Pending              1,810       402       --      126      201       266         139              302
McGarvey Portfolio    Pending              3,759       875       --      466      121       348          18              962
------------------------------------------------------------------------------------------------------------------------------------
Total Pro Forma Adj. for
Reported Events                          $12,385    $2,331      $95   $1,520     $894    $1,465        $467           $2,396
====================================================================================================================================


(1) 2115 Linwood and 500 West were not in operations, due to being a vacant building and vacant land, respectively, during 1996 and for the nine months ended September 30, 1997.
(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.
(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

                         MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1997
                                (in thousands)
--------------------------------------------------------------------------------

(b) Amounts are incorporated by reference from the Company's Current Report on Form 8-K, relating to the completion of the Mack Transaction and related 1997 Offering, dated December 11, 1997. Reference should be made to the Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 1997 and related Notes thereto included in such Current Report.

(c) Pro forma adjustment to interest expense for the nine months ended September 30, 1997 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the nine months ended September 30, 1997 is computed as follows:

 Interest expense on the Initial Mortgage Financing, after the Partial Pre-             $ 3,665
 payment (fixed interest rate of 8.02 percent on $44,313 and variable rate of
 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.60 percent)

 Interest expense on loan assumed with Fair Lawn acquisition on March 3, 1995             1,154
 (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $18,605)

 Interest expense on mortgages in connection with the Harborside acquisition in           8,125
 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on $42,088)

 Interest expense on Teachers Mortgage assumed with the RM Transaction on January         9,977
 31, 1997 (fixed interest rate of 7.18 percent on $185,283)

 Interest expense on Mack Assumed Debt ($291,883) with a weighted average                16,791
 interest rate of 7.67 percent

 Interest expense on West Putnam Mortgage ($12,104) with an effective interest              592
 rate of 6.52 percent

 Interest expense on McGarvey Mortgages ($15,085) with a weighted average                   703
 effective interest rate of 6.21 percent

 Interest expense on Pro Forma drawings on the Company's credit facilities of            14,100
 $274,356 at a weighted average rate of 6.85 percent

 Historical amortization of deferred mortgage, finance and title costs for the              723
 nine months ended September 30, 1997                                                   -------

 Pro forma interest expense for the nine months ended September 30, 1997:               $55,830
                                                                                        -------
 Unadjusted Company Pro Forma Interest Expense                                           47,816
                                                                                        -------
                                                                        Adjustment      $ 8,014
                                                                                        =======

Interest expense can be effected by increases and decreases in the variable interest rates under the Company's various floating rate debt. For example, a one-eighth percent change in such variable interest rates will result in a $343 change for the nine months ended September 30, 1997.

                         MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1997
                                (in thousands)
--------------------------------------------------------------------------------

(d) Represents minority interest computed as follows:

        Income before extraordinary item and minority interest          $107,426

        Dividend yield of 6.75 percent on the Preferred Units with a                    $ 11,672
        par value of $230,562

        Income allocable to common stockholders of the Company and      $ 95,754
        unitholders in the Operating Partnership                        --------

        Allocation to minority interest based upon weighted average                       10,471
        percentage of Common Units outstanding of 10.94 percent                         --------

        Minority interest for the Nine Months Ended                                       22,143
        September 30, 1997                                                              --------

        Unadjusted Company Pro Forma                                                      22,073
                                                                                        --------
                                                                        Adjustment:     $     70
                                                                                        ========

(e) The following is a reconciliation of the historical weighted average shares outstanding to the pro forma primary weighted average shares outstanding (shares in thousands):

        Historical weighted average shares outstanding                                    36,469

        Shares issued in connection with the 1997 Offering                                13,000

        Vesting of 199 shares on an accelerated basis as a result of the
        Transaction                                                                          199
                                                                                          ------
        Pro forma weighted average shares outstanding                                     49,668
                                                                                          ======

(f) Fully-diluted pro forma net income per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                         MACK-CALI REALTY CORPORATION
           Pro Forma Condensed Consolidated Statement Of Operations
               For the Year Ended December 31, 1996 (unaudited)
                    (in thousands, except per share amount)
--------------------------------------------------------------------------------

                              Unadjusted       Pro Forma Adj.
                                Company        for Reported          Company
REVENUES                      Pro Forma (b)        Events           Pro Forma
--------------------------------------------------------------------------------
Base rents                     $338,112         $ 14,364 (a)        $352,476
Escalations and recoveries
 from tenants                    48,384            2,806 (a)          51,190
Parking and other                10,048              126 (a)          10,174
Interest income                   1,179               --               1,179
--------------------------------------------------------------------------------
Total revenues                  397,723           17,296             415,019
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Real estate taxes                40,700            1,912 (a)          42,612
Utilities                        31,847            1,106 (a)          32,953
Operating services               50,002            1,889 (a)          51,891
General and administrative       21,070              561 (a)          21,631
Depreciation and amortization    57,929            3,191 (a)          61,120
Interest expense                 63,612           10,555 (c)          74,167 (c)
--------------------------------------------------------------------------------
Total expenses                  265,160           19,214             284,374
--------------------------------------------------------------------------------
Income before gain on sale
  of rental property, minority
  interest and extraordinary
  item                          132,563           (1,918)            130,645
Gain on sale of rental
 property                            --               --                  --
--------------------------------------------------------------------------------
Income before minority
 interest and extraordinary
 item                           132,563           (1,918)            130,645
Minority interest                28,381             (134)(d)          28,247 (d)
--------------------------------------------------------------------------------
Income before extraordinary
  item                         $104,182           (1,784)           $102,398
================================================================================

Weighted average common
  shares outstanding             49,401                               49,401 (e)
                                 ------                               ------

Income before extraordinary
 item per common share (f)       $ 2.11                               $ 2.07
                                 ------                               ------

                         MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1996
                                (in thousands)
--------------------------------------------------------------------------------

(a) Reflects:

Revenues and expenses for the Reported Events for the year ended December 31, 1996, as follows:


                                                                         Real
                        Date              Base      Escalations/ Other  Estate            Operating   General and
Property (1)          Acquired           Rents (2)  Recoveries  Income  Taxes   Utilities Services  Administrative  Depreciation (3)
------------------------------------------------------------------------------------------------------------------------------------
The Trooper Building  November 19, 1997  $   968     $  369       --    $  114   $  239    $  181         $ 36          $  283
Princeton Overlook    December 19, 1997    3,735        226       --       473      244       353          151             542
Concord Plaza         December 19, 1997    3,423        611     $126       575      254       636          205             682
500 West Putnam       Pending              2,171        477       --       164      271       314          147             402
McGarvey Portfolio    Pending              4,067      1,123       --       586       98       405           22           1,282
------------------------------------------------------------------------------------------------------------------------------------
 Total Pro Forma Adj. for
 Reported Events                         $14,364     $2,806     $126    $1,912   $1,106    $1,889         $561          $3,191
====================================================================================================================================


(1) 2115 Linwood and 650 West were not in operations, due to being a vacant building and vacant land, respectively, during 1996.
(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.
(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

                         MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1996
                                (in thousands)
--------------------------------------------------------------------------------

(b) Amounts are incorporated by reference from the Company's Current Report on Form 8-K, relating to the completion of the Mack Transaction and related 1997 Offering, dated December 11, 1997. Reference should be made to the Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and related Notes thereto included in such Current Report.

(c) The pro forma adjustment to interest expense for the year ended December 31, 1996 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pro forma interest expense for the year ended December 31, 1996 is computed as follows:

        Interest expense on the Initial Mortgage Financing, after the Partial           $ 4,867
        Pre-payment (fixed interest rate of 8.02 percent on $44,313 and variable rate of 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.50 percent)

        Interest expense on loan assumed with Fair Lawn acquisition on March 3,           1,535
        1995 (fixed interest rate of 8.25 percent on average outstanding principal balance of approximately $18,605)

        Interest expense on mortgages in connection with the Harborside                  10,841
        acquisition on November 4, 1996 (fixed interest rate of 7.32 percent on
        $107,912 and initial rate of 6.99 percent on $42,088)

        Interest expense on Teachers Mortgage assumed with the RM Transaction on         13,303
        January 31, 1997 (fixed interest rate of 7.18 percent on $185,283)

        Interest expense on Mack Assumed Debt ($291,883) with a weighted average         22,300
        interest rate of 7.64 percent

        Interest expense on West Putnam Mortgage ($12,104) with an effective                789
        interest rate of 6.52 percent

        Interest expense on McGarvey Mortgage ($15,085) with a weighted average             937
        effective interest rate of 6.21 percent

        Interest expense on pro forma drawings on the Company's credit                   18,514
        facilities of $274,356 at a weighted average rate of 6.7 percent

        Historical amortization of deferred mortgage, finance and title costs             1,081
        for the year ended December 31, 1996
                                                                                        -------
        Pro forma interest expense for the year ended December 31, 1996:                $74,167
                                                                                        -------
        Unadjusted Company Pro Forma                                                     63,612
                                                                                        -------
                                                                Adjustment              $10,555
                                                                                        =======

                         MACK-CALI REALTY CORPORATION
       Notes to Pro Forma Condensed Consolidated Statement of Operations
                     For the Year Ended December 31, 1996
                                (in thousands)
--------------------------------------------------------------------------------

NOTE (c) continued:

        Interest expense can be effected by increases and decreases in the variable rates under the Company's various floating rate debt. For example, a one-eight percent change in such variable interest rates will result in a $458 change for the year ended December 31, 1996.

(d) Represents minority interest computed as follows:

        Income before extraordinary item and minority interest          $130,645

        Dividend yield of 6.75 percent on the Preferred Units with a                   $15,563
        par value of $230,562

        Income allocable to common stockholders of the Company and       115,082
        unitholders in the Operating Partnership

        Allocation to minority interest based upon weighted average                     12,684
        percentage of Common Units outstanding of 11.02 percent,                        ------
        respectively

        Minority interest for the Year Ended December 31, 1996                          28,247
                                                                                        ------

        Unadjusted Company Pro Forma                                                   $28,381
                                                                                       -------
                                                                        Adjustment:    $  (134)
                                                                                       =======

(e) The following is a reconciliation of the historical weighted average shares outstanding to the pro forma primary weighted average shares outstanding (shares in thousands):

        Historical weighted average shares outstanding                                  18,461

        Shares issued in connection with the November 1996 offering                     17,538

        Issued in connection with the August 1996 offering                               3,450

        Adjustment for period of year during which shares issued with                   (3,247)
        the 1996 offerings were outstanding

        Shares issued in connection with the 1997 Offering                              13,000

        Vesting of 199 shares on an accelerated basis as a result of the
        Transaction                                                                        199
                                                                                        ------
        Pro forma weighted average shares outstanding                                   49,401
                                                                                        ======

(f) Fully-diluted pro forma net income before extraordinary item per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                         MACK-CALI REALTY CORPORATION
                 Estimated Twelve Month Pro Forma Statement of
          Taxable Net Operating Income and Operating Funds Available
--------------------------------------------------------------------------------
                                  (unaudited)

The following unaudited statement is a Pro Forma estimate for a twelve month period of taxable income and funds available from operations of the Company.
The Pro Forma statement is based on the Company's historical operating results for the twelve month period ended September 30, 1997, adjusted for historical operations of the properties acquired or to be acquired during the period from October 1, 1996 to January 16, 1998 (as reported in this Current Report and previous Form 8-K and 8-K/A filings of the Company dated December 11, 1997, September 19, 1997, September 18, 1997, January 31, 1997, December 31, October 27, October 28, October 8, and July 16, 1996) and certain items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the Pro Forma financial statements of the Company.

Estimate of Taxable Net Operating Income (in thousands):
Cali Realty Corporation historical income before minority interest for the year
 ended December 31, 1996, exclusive of depreciation and amortization.........................    $ 47,333
Cali Realty Corporation historical income before minority interest for the nine months ended September 30, 1997, exclusive of depreciation and
 amortization................................................................................      83,736
Cali Realty Corporation historical income before minority interest for the nine months ended September 30, 1996, exclusive of depreciation and
 amortization................................................................................     (31,120)
                                                                                                 --------
Cali Realty Corporation historical income before minority interest for the twelve month period ended September 30, 1997 , exclusive of depreciation and
 amortization (Note 1).......................................................................      99,949
Properties acquired October 1, 1996 through January 16, 1998, historical earnings from operations, as adjusted, exclusive of depreciation and
 amortization (Note 2).......................................................................      49,234
Pro Forma adjustments relating to the Company's common stock offerings (Note 3)..............      38,772
Net adjustment for tax basis revenue recognition (Note 4)....................................      (1,852)
Estimated tax deduction from the exercise and sale of stock options under the
 Company's Employee Stock Option Plan........................................................      (3,700)
Estimated tax depreciation and amortization (Note 5).........................................     (53,012)
                                                                                                 --------
Pro Forma taxable income before allocation to minority interest and dividends deduction......     129,391
Estimated allocation to minority interest (Note 6)...........................................     (30,182)
Estimated dividends deduction (Note 7).......................................................     (99,336)
                                                                                                 --------
                                                                                                 $   (127)
                                                                                                 ========
Pro Forma taxable net operating income.......................................................    $      0
                                                                                                 ========

Estimate of Operating Funds Available (in thousands):
Pro Forma taxable operating income before allocation to minority interests and
 dividends deduction.........................................................................    $129,391
Add: Pro Forma depreciation and amortization.................................................      53,012
                                                                                                 --------
Estimated Pro Forma operating funds available (Note 8).......................................    $182,403
                                                                                                 ========

                         MACK-CALI REALTY CORPORATION
                 Estimated Twelve Month Pro Forma Statement of
          Taxable Net Operating Income and Operating Funds Available
--------------------------------------------------------------------------------
                                  (unaudited)

Note 1 - The historical income before minority interest represents the Company's income before minority interest for the twelve month period ended September 30, 1997.

Note 2 - The historical earnings from operations represents the Pro Forma results of the properties acquired during the period from October 1, 1996 to January 16, 1998 for the period from October 1, 1996 through the earlier of the date of acquisition or September 30, 1997.

Note 3 - Represents the Pro Forma interest reduction resulting from the paydown of funds drawn on the Company's credit facilities with proceeds from the Company's common stock offerings on November 22, 1996, and October 15, 1997.

Note 4 - Represents the net adjustment to (i) recognize prepaid rent and (ii) reverse the effect of rental revenue recognition on a straight line basis.

Note 5 - Tax depreciation for the Company is based upon the original cost or purchase price allocated to the buildings, depreciated on a straight-line method over their respective tax lives.

Note 6 - Estimated allocation of taxable income to minority interests is based on a 20.43 percent minority interest in the operating partnership after certain gross income and depreciation adjustments, with a special allocation of depreciation on properties included in the Initial Public Offering and subsequent acquisitions where Operating Units were issued as part of the consideration in the transaction.

Note 7 - Estimated dividends deduction is based on 49,668,044 weighted average shares outstanding at the dividend rate of $2.00 per share. Shares outstanding, on a Pro Forma basis, are 49,668,044.

Note 8 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Cali Realty Corporation on Forms S-3 (File Nos. 333-25475, 333-09875, 333-19101, 333-09081, 33-96542, and 33-96538) and Forms S-8 (File No. 33-91822, 333-18725,
333-19831 and 333-32661) of our report dated November 21, 1997 on our audit of the Statement of Revenue and Certain Expenses for The Trooper Building, of our report dated October 15, 1997 on our audit of the Statement of Revenue and Certain Expenses for Princeton Overlook, of our report dated November 18, 1997 on our audit of the Statement of Revenue and Certain Expenses for Concord Plaza, of our report dated December 22, 1997 on our audit of the Statement of Revenue and Certain Expenses for 500 West Putnam, and of our report dated October 10, 1997 on our audit of the Statement of Revenue and Certain Expenses for the McGarvey Portfolio, which reports are included in this Current Report on Form 8-K.

/s/ Schonbraun, Safris, Sternlieb, & Co., L.L.C.
------------------------------------------------
Schonbraun, Safris, Sternlieb, & Co., L.L.C.
Roseland, New Jersey
January 16, 1998